Financial risk management	12 Months Ended
Jun. 30, 2018
Financial risk management
Financial risk management

31 Financial risk management

31.1 Financial risk factors

        The Group's activities expose it to a variety of financial risks: market risk (including currency risk and interest rate risk), credit risk and liquidity risk. The Group's overall risk management program focuses on the unpredictability of financial markets and seeks to minimise potential adverse effects on the Group's financial performance. The Group uses derivative financial instruments to hedge certain risk exposures.

        The policy for each of the above risks is described in more detail below.

a)    Market risk

(i)    Currency risk

        The Group is exposed to the following currency risks:

•

Significant revenue received in Euros primarily as a result of participation in UEFA competitions. During the year ended 30 June 2018 the Group received a total of €43.4 million of revenue denominated in Euros (2017: €47.2 million; 2016: €48.1 million). The Group seeks to hedge the majority of the currency risk of this revenue either by using contracted future currency expenses (including player transfer fee commitments) or by placing forward contracts, at the point at which it becomes reasonably certain that it will receive the revenue.

•

Significant amount of commercial revenue denominated in US dollars. During the year ended 30 June 2018 the Group recognized a total of $164.4 million of revenue denominated in US dollars (2017: $157.9 million; 2016: $182.6 million). The currency risk on these US dollar revenues is hedged to the extent possible (see note 31.2 below).

•

Risks arising from the US dollar denominated secured term loan facility and senior secured notes (see note 24). At 30 June 2018 the secured term loan facility and senior secured notes included principal amounts of $650,000,000 (2017: $650,000,000) denominated in US dollars. The currency risk on these US dollar borrowings (net of the Group's US dollar cash balances) is hedged to the extent possible (see note 31.2 below). Interest is paid on these borrowings in US dollars.

•

Payments and receipts of transfer fees may also give rise to foreign currency exposures. Due to the nature of player transfers the Group may not always be able to predict such cash flows until the transfer has taken place. Where possible and depending on the payment profile of transfer fees payable and receivable the Group will seek to hedge future payments and receipts at the point it becomes reasonably certain that the payments will be made or the income will be received. When hedging income to be received, the Group also takes account of the credit risk of the counterparty.

        It is the policy of the Group to enter into forward foreign exchange contracts to cover specific foreign currency payments and receipts. The following table details the forward foreign currency contracts outstanding at the balance sheet date:

	2018				2017
	Average exchange rate	Foreign currency €'000	Notional value £'000	Fair value £'000	Average exchange rate	Foreign currency €'000	Notional value £'000	Fair value £'000
Buy Euro	1.1523	(46,000)	(39,919)	852	1.1647	(115,283)	(98,980)	3,170
Sell Euro	—	—	—	—	1.3262	10,000	7,540	(1,253)

        The carrying amounts of the Group's material foreign currency denominated monetary assets and monetary liabilities are as follows:

	2018		2017
	Euro €'000	US Dollar $'000	Euro €'000	US Dollar $'000
Monetary assets	82,073	292,168	70,457	244,826
Monetary liabilities	(154,951)	(650,531)	(185,960)	(654,507)

	(72,878)	(358,363)	(115,503)	(409,681)

        At 30 June 2018:

•

if pounds sterling had strengthened by 10% against the Euro, with all other variables held constant, equity and post-tax profit for the year would have been £4.2 million higher (2017: £6.0 million higher).

•	if pounds sterling had weakened by 10% against the Euro, with all other variables held constant, equity and post-tax profit for the year would have been £5.2 million lower (2017: £7.3 million lower).
•

if pounds sterling had strengthened by 10% against the US dollar, with all other variables held constant, equity and post-tax profit for the year would have been £17.8 million higher (2017: £18.6 million higher).

•

if pounds sterling had weakened by 10% against the US dollar, with all other variables held constant, equity and post-tax profit for the year would have been £21.7 million lower (2017: £22.8 million lower).

        The Group also has a number of embedded foreign exchange derivatives in host Commercial revenue contracts. These are recognized separately in the financial statements at fair value since they are not closely related to the host contract. As of 30 June 2018 the fair value of such derivatives was a net asset of £624,000 (2017: £1,714,000).

(ii)   Interest rate risk

        The Group has no significant interest bearing assets other than cash on deposit which attracts interest at a small margin above UK base rates.

        The Group's interest rate risk arises from its borrowings. Borrowings issued at variable interest rates expose the Group to cash flow interest rate risk. Borrowings issued at fixed rates expose the Group to fair value interest rate risk. The Group's borrowings are denominated in US dollar and pounds sterling. Full details of the Group's borrowings and associated interest rates can be found in note 24.

        The Group manages its cash flow interest rate risk where considered appropriate using interest rate swaps. Such interest rate swaps have the economic effect of converting borrowings from floating rates to fixed rates. Consequently, the impact on equity and post-tax profit of a 1.0% shift in interest rates would not be material to any periods presented. Details of the interest rate swaps committed to at the balance sheet date are provided in note 31.2 below.

b)    Credit risk

        Credit risk is managed on a Group basis and arises from favorable derivative financial instruments, trade and other receivables (excluding prepayments) and cash and cash equivalents. Management does not expect any material losses from non-performance by these counterparties.

        A substantial majority of the Group's Broadcasting revenue is derived from media contracts negotiated by the Premier League and UEFA with media distributors, and although the Premier League obtains guarantees to support certain of its media contracts, typically in the form of letters of credit issued by commercial banks, it remains the Group's single largest credit exposure. The Group derives commercial and sponsorship revenue from certain corporate sponsors, including global, regional, mobile, media and supplier sponsors in respect of which the Group may manage its credit risk by seeking advance payments, installments and/or bank guarantees where appropriate. The substantial majority of this revenue is derived from a limited number of sources. The Group is also exposed to other football clubs globally for the payment of transfer fees on players. Depending on the transaction, some of these fees are paid to the Group in installments. The Group tries to manage its credit risk with respect to those clubs by requiring payments in advance or, in the case of payments on installment, requiring bank guarantees on such payments in certain circumstances. However, the Group cannot ensure these efforts will eliminate its credit exposure to other clubs. A change in credit quality at one of the media broadcasters for the Premier League or UEFA, one of the Group's sponsors or a club to whom the Group has sold a player can increase the risk that such counterparty is unable or unwilling to pay amounts owed to the Group. Derivative financial instruments and cash and cash equivalents are placed with counterparties with a minimum Moody's rating of Aa3.

        Credit terms offered by the Group vary depending on the type of sale. For seasonal match day facilities and sponsorship contracts, payment is usually required in advance of the season to which the sale relates. For other sales the credit terms typically range from 14 - 30 days, although specific agreements may be negotiated in individual contracts with terms beyond 30 days. For player transfer activities, credit terms are determined on a contract by contract basis. Of the net total trade receivable balance of £123,797,000 (2017: £76,606,000), £29,214,000 (2017: £46,343,000) relates to amounts receivable from various other football clubs in relation to player trading.

        As of 30 June 2018, trade receivables of £111,912,000 (2017: £54,501,000) were neither past due nor impaired. Management considers that, based on historical information about default rates and the current strength of relationships (a number of which are recurring long term relationships) the credit quality of trade receivables that are neither past due nor impaired is good.

        As of 30 June 2018, trade receivables of £11,885,000 (2017: £22,104,000) were past due but not impaired. These relate to independent customers for whom there is no recent history of default. The ageing analysis of these trade receivables is as follows:

	2018 £'000	2017 £'000
Up to 3 months past due	11,462	20,670
Over 3 months past due	423	1,434

	11,885	22,104

        As of 30 June 2018, trade receivables of £9,708,000 (2017: £14,113,000) were impaired and fully provided for. The ageing of these receivables, based on due date, is as follows:

	2018 £'000	2017 £'000
Up to 3 months	2,772	5,519
Over 3 months	6,936	8,594

	9,708	14,113

        Movements on the provision for impairment of trade receivables are as follows:

	2018 £'000	2017 £'000
Brought forward	14,113	6,451
Provision for receivables impairment	160	336
Receivables provided subsequently written off	(6,943)	—
Receivables offset against deferred revenue	2,591	6,807
Foreign exchange (gains)/losses on retranslation	(213)	519

Carried forward	9,708	14,113

        The creation and release of provision for impaired receivables have been included in 'other operating expenses' in the income statement (note 5).

        The other classes within trade and other receivables do not contain impaired assets.

c)    Liquidity risk

        The Group's policy is to maintain a balance of continuity of funding and flexibility through the use of secured term loan facilities, senior secured notes and other borrowings as applicable. The annual cash flow is cyclical in nature with a significant portion of cash inflows being received prior to the start of the playing season. Ultimate responsibility for liquidity risk management rests with the executive directors of Manchester United plc. The directors use management information tools including budgets and cash flow forecasts to constantly monitor and manage current and future liquidity.

        Cash flow forecasting is performed on a regular basis which includes rolling forecasts of the Group's liquidity requirements to ensure that the Group has sufficient cash to meet operational needs while maintaining sufficient headroom on its undrawn committed borrowing facilities at all times so that the Group does not breach borrowing limits or covenants on any of its borrowing facilities. The Group's borrowing facilities are described in note 24. Financing facilities have been agreed at appropriate levels having regard to the Group's operating cash flows and future development plans.

        Surplus cash held by the operating entities over and above that required for working capital management are invested by Group finance in interest bearing current accounts or money market deposits. As of 30 June 2018, the Group held cash and cash equivalents of £242,022,000 (2017: £290,267,000).

        The table below analyses the Group's non-derivative financial liabilities and net-settled derivative financial liabilities into relevant maturity groupings based on the remaining period at the balance sheet date to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows including interest and therefore differs from the carrying amounts in the consolidated balance sheet.

	Less than 1 year £'000	Between 1 and 2 years £'000	Between 2 and 5 years £'000	Over 5 years £'000
Trade and other payables excluding social security and other taxes(1)	250,300	67,858	40,280	191
Borrowings	22,449	18,692	56,075	554,448

	272,749	86,550	96,355	554,639
Non-trading(2) and net settled derivative financial instruments:
cash inflow	(1,600)	(748)	(2,245)	(748)

At 30 June 2018	271,149	85,802	94,110	553,891

Trade and other payables excluding social security and other taxes(1)	172,173	71,282	14,981	—
Borrowings	19,463	22,743	37,977	601,218

	191,636	94,025	52,958	601,218
Non-trading(2) and net settled derivative financial instruments:
cash outflow	2,453	905	281	187
cash inflow	(1,253)	—	—	—

At 30 June 2017	192,836	94,930	53,239	601,405

(1)	Social security and other taxes are excluded from trade and other payables balance, as this analysis is required only for financial instruments.
(2)	Non-trading derivatives are included at their fair value at the balance sheet date.

31.2 Hedging activities

        The Group uses derivative financial instruments to hedge certain exposures, and has designated certain derivatives as hedges of cash flows (cash flow hedge).

        The Group hedges the foreign exchange risk on contracted future US dollar revenues whenever possible using the Group's US dollar net borrowings as the hedging instrument. The foreign exchange gains or losses arising on re-translation of the Group's US dollar net borrowings used in the hedge are initially recognized in other comprehensive income, rather than being recognized in the income statement immediately. Amounts previously recognized in other comprehensive income and accumulated in the hedging reserve are subsequently reclassified into the income statement in the same accounting period, and within the same income statement line (i.e. commercial revenue), as the underlying future US dollar revenues, which given the varying lengths of the commercial revenue contracts will be between July 2018 to June 2023. The foreign exchange gains or losses arising on re-translation of the Group's unhedged US dollar borrowings are recognized in the income statement immediately (within net finance costs). The table below details the net borrowings being hedged at the balance sheet date:

	2018 $'000	2017 $'000
USD borrowings	650,000	650,000
Hedged USD cash	(128,500)	(125,300)

Net USD debt	521,500	524,700
Hedged future USD revenues	(307,019)	(299,533)

Unhedged USD borrowings	214,481	225,167

Closing exchange rate	1.3194	1.2988

        The Group hedges its cash flow interest rate risk where considered appropriate using interest rate swaps. Such interest rate swaps have the economic effect of converting borrowings from floating rates to fixed rates. The effective portion of changes in the fair value of the interest rate swap is initially recognized in other comprehensive income, rather than being recognized in the income statement immediately. Amounts previously recognized in other comprehensive income and accumulated in the hedging reserve are subsequently reclassified into the income statement in the same accounting period, and within the same income statement line (i.e. finance costs), as the underlying interest payments, which given the term of the swap will be between July 2018 to June 2024. The following table details the interest rate swaps at the balance sheet date that are used to hedge borrowings:

	2018	2017
Current hedged principal value of loan outstanding ($'000)	150,000	225,000
Rate received	1 month $ LIBOR	1 month $ LIBOR
Rate paid	Fixed 2.032%	Fixed 2.032%
Expiry date	30 June 2024	30 June 2024

        As of 30 June 2018 the fair value of the above interest rate swaps was an asset of £4,490,000 (2017: liability of £655,000).

        The Group seeks to hedge the majority of the currency risk on revenue arising as a result of participation in UEFA competitions, either by using contracted future foreign currency expenses (including player transfer fee commitments) or by placing forward foreign exchange contracts, at the point at which it becomes reasonably certain that it will receive the revenue.

        Details of movements on the hedging reserve are as follows:

	Future US dollar revenues £'000	Interest rate swap £'000	Other £'000	Total, before tax £'000	Tax £'000	Total, after tax £'000
Balance at 1 July 2015	7,383	(111)	—	7,272	(2,543)	4,729

Foreign exchange differences on hedged currency risks	(49,808)	—	—	(49,808)	—	(49,808)
Reclassified to income statement	1,382	2,665	—	4,047	—	4,047
Fair value movement	—	(12,264)	—	(12,264)	—	(12,264)
Tax impact	—	—	—	—	20,307	20,307

Movement recognized in other comprehensive loss	(48,426)	(9,599)	—	(58,025)	20,307	(37,718)

Balance at 30 June 2016	(41,043)	(9,710)	—	(50,753)	17,764	(32,989)

Foreign exchange differences on hedged currency risks	(11,998)	—	124	(11,874)	—	(11,874)
Reclassified to income statement	5,040	—	(275)	4,765	—	4,765
Fair value movement	—	9,055	—	9,055	—	9,055
Tax impact	—	—	—	—	(681)	(681)

Movement recognized in other comprehensive income	(6,958)	9,055	(151)	1,946	(681)	1,265

Balance at 30 June 2017	(48,001)	(655)	(151)	(48,807)	17,083	(31,724)

Foreign exchange differences on hedged currency risks	6,522	—	(184)	6,338	—	6,338
Reclassified to income statement	14,272	—	123	14,395	—	14,395
Fair value movement	—	5,145	—	5,145	—	5,145
Tax impact	—	—	—	—	(21,892)	(21,892)

Movement recognized in other comprehensive income	20,794	5,145	(61)	25,878	(21,892)	3,986

Balance at 30 June 2018	(27,207)	4,490	(212)	(22,929)	(4,809)	(27,738)

        Based on exchange rates existing as of 30 June 2018, a 10% appreciation of the UK pounds sterling compared to the US dollar would have resulted in a credit to the hedging reserve in respect of future US dollar revenues of approximately £21,154,000 (2017: £20,966,000) before tax. Conversely, a 10% depreciation of the UK pounds sterling compared to the US dollar would have resulted in a debit to the hedging reserve in respect of US dollar future revenues of approximately £25,855,000 (2017: £25,625,000) before tax.

31.3 Capital risk management

        The Group manages its capital to ensure that entities in the Group will be able to continue as going concerns while maximising the return to shareholders through the optimisation of the debt and equity balance. Capital is calculated as "equity" as shown in the balance sheet plus net debt. Net debt is calculated as total borrowings (including "current and non-current borrowings" as shown in the balance sheet) less cash and cash equivalents and is used by management in monitoring the net indebtedness of the Group. A reconciliation of net debt is shown in note 24.

        As of 30 June 2018, the Group had total borrowings of £495.8 million (2017: £503.4 million). As described in note 24 above, the Group's revolving facility, the secured term loan facility and the note purchase agreement governing the senior secured notes each contain certain covenants that restrict the activities of Red Football Limited and its subsidiaries. As of 30 June 2018, the Group was in compliance with all covenants under its revolving facility, the secured term loan facility and the note purchase agreement governing the senior secured notes.

31.4 Fair value estimation

        The following table presents the financial instruments carried at fair value. The different levels used in measuring fair value have been defined as follows:

•	Level 1—quoted prices (unadjusted) in active markets for identical assets or liabilities;
•	Level 2—inputs other than quoted prices included within level 1 that are observable for the asset or liability, either directly (that is, as prices) or indirectly (that is, derived from prices);
•	Level 3—inputs for the asset or liability that are not based on observable market data (that is, unobservable inputs).

	2018 £'000	2017 £'000
Assets
Derivative used for hedging (note 18):
Interest rate swaps	4,490	—
Derivatives at fair value through profit or loss (note 18):
Embedded foreign exchange derivatives	624	1,714
Forward foreign exchange contracts	852	3,170
Liabilities
Derivative used for hedging (note 18):
Interest rate swaps	—	(655)
Derivatives at fair value through profit or loss (note 18):
Forward foreign exchange contracts	—	(1,253)

	5,966	2,976

        The fair value of financial instruments that are not traded in an active market is determined by using valuation techniques. These valuation techniques maximise the use of observable market data where it is available and rely as little as possible on entity specific estimates. If all significant inputs required to fair value an instrument are observable, the instrument is categorised as Level 2.

        All of the financial instruments detailed above are categorised as Level 2. Specific valuation techniques used include:

•

The fair value of embedded foreign exchange derivatives is determined as the change in the fair value of the embedded derivative at the contract inception date and the fair value of the embedded derivative at the balance sheet date; the fair value of the embedded derivative is determined using forward exchange rates with the resulting value discounted to present value;

•	The fair value of forward foreign exchange contracts is determined using forward exchange rates at the balance sheet date, with the resulting value discounted back to present value;
•	The fair value of interest rate swaps is calculated as the present value of the estimated future cash flows based on observable yield curves.